                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 14a-12

                                 DECORIZE, INC.
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(4) and 0-11.
        (1)  Title of each  class  of  securities  to which  transaction applies:
        (2)  Aggregate  number  of  securities  to which  transaction applies:
        (3)  Per unit price or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)  Proposed  maximum  aggregate  value of  transaction:
        (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                                 DECORIZE, INC.
                                 1938 E. Phelps
                              Springfield, MO 65802

                                     NOTICE
                                       OF
                         ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held Monday, November 17, 2003

To our Stockholders:

PLEASE  TAKE  NOTICE  that the  Annual  Meeting  of  Stockholders  (the  "Annual
Meeting") of Decorize,  Inc. (the "Company") will be held at The Hilton, Chicago
O'Hare International Airport, Suite 2048, Chicago, Illinois 60666, at 8:00 a.m.,
local time, on Monday, November 17, 2003, for the following purposes:

1.       To elect six (6) directors to hold office until the next Annual Meeting of the  Company  when  their  respective  successors  are  elected  and qualified, or upon their earlier retirement, resignation or removal;

2.       To ratify the  appointment  of BKD,  LLP as the  Company's  independent public accountants for the 2004 fiscal year; and

3.       To transact such other  business as may properly come before the Annual
         Meeting or any adjournment or adjournments thereof.

         Only  stockholders  of record at the close of  business  on October 20,
2003,  are  entitled  to notice of and to vote at the Annual  Meeting and at any adjournment thereof.

         A Proxy Statement that describes the foregoing  proposals and a form of proxy accompany this notice.

                                    By Order of the Board of Directors

                                    Gaylen Ball
                                    Secretary

Springfield, Missouri
October 23, 2003

WHETHER  OR NOT YOU  EXPECT TO ATTEND THE ANNUAL  MEETING,  PLEASE  EXECUTE  THE
ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE,  WHICH
REQUIRES NO POSTAGE.  ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE IT AT ANY TIME
PRIOR TO ITS  EXERCISE BY  DELIVERING  WRITTEN  NOTICE TO THE  SECRETARY  OF THE
COMPANY.

                                 DECORIZE, INC.
                                 1938 E. Phelps
                           Springfield, Missouri 65802

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            Monday, November 17, 2003

This Proxy  Statement is  furnished  to  stockholders  of  Decorize,  Inc.  (the
"Company")  in  connection  with the  solicitation  of  proxies  by the Board of
Directors  of the Company  for use at the Annual  Meeting of  Stockholders  (the
"Annual  Meeting") to be held at 8:00 a.m., local time, on Monday,  November 17,
2003, at The Hilton,  Chicago O'Hare International Airport, Suite 2048, Chicago,
Illinois 60666, and at all adjournments or postponements  thereof. At the Annual
Meeting,  stockholders  will be asked to  consider  the matters set forth in the attached Notice of Annual Meeting of Stockholders. The Board of Directors is not
currently aware of any other matters that will come before the Annual Meeting.

         Proxies in the form enclosed with this Proxy Statement will be voted at the Annual Meeting,  if properly executed,  returned to the Company prior to the
Annual  Meeting and not revoked.  Proxies may be revoked at any time before they are voted by giving written notice to the Secretary of the Company.

         This Proxy  Statement  and the enclosed form of proxy were first mailed to stockholders of the Company on or about October 23, 2003.

                                QUORUM AND VOTING

         Record Date. The record date for the Annual Meeting  ("Record Date") is
October 20, 2003.  Only holders of record of the Company's  common stock,  $.001 par value per share  ("Common  Stock"),  at the close of  business on the Record
Date are entitled to notice of, and to vote at, the Annual Meeting.

         Voting  Stock.  The only  class of  stock  entitled  to be voted at the meeting is Common  Stock.  Holders of record of Common Stock are entitled to one vote per share on the matters to be  considered  at the Annual  Meeting.  At the close of business on the Record  Date,  11,270,693  shares of Common  Stock were issued and outstanding and entitled to vote at the Annual Meeting.

         Quorum.  In  order  for any  business  to be  conducted  at the  Annual
Meeting,  the holders of more than 50% of the shares of Common Stock entitled to vote must be represented at the Annual Meeting,  either in person or by properly executed  proxy.  If a quorum is not present at the scheduled time of the Annual
Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given,  unless the  adjournment  is for more than 30 days,  or if after the  adjournment  a new record date is set for the adjourned meeting. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

         Voting by Street Name Holders.  If a stockholder owns shares in "street name" by a broker,  then the  broker,  as the record  holder of the  shares,  is required to vote those shares in accordance  with your  instructions.  If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary"  items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as broker "non-votes").

         Required  Vote.  To be elected as a director,  each  nominee  needs the affirmative  vote of the holders of record of a plurality of the votes duly cast at the Annual Meeting (i.e.,  the six nominees  receiving the greatest number of votes will be elected).  Any shares voted as abstentions and broker  "non-votes"
on any matter (or a withheld  authority  vote as to  directors)  are  counted as present and entitled to vote for the purposes of  determining a quorum,  but are not deemed to have been voted in favor of such  matter.  An  abstention  has the effect of a vote

                                      -1-

against any matter coming before the Annual Meeting,  other than the election of directors.  The effect of broker  "non-votes" on a particular  matter depends on whether  the matter is one as to which the broker or nominee  has  discretionary voting  authority.  If the  proxy  indicates  that  the  broker  does  not  have discretionary  authority  to vote on a particular  matter,  those shares will be counted  as  present  for  purposes  of  determining  a quorum,  but will not be considered  present and entitled to vote for the purpose of calculating the vote with respect to such matter.  Abstentions and broker "non-votes" are not counted for purposes of the election of directors,  since those positions will be filled by a plurality of the votes  actually cast at the Annual  Meeting.  Accordingly, abstentions  and  broker  "non-votes"  have the  effect  of a vote  against  any proposal that requires the affirmative approval of a majority of the outstanding shares of Common Stock,  but have no effect with respect to proposals  requiring only the  affirmative  vote of a majority of the shares  present and entitled to vote at the Annual Meeting, such as the election of directors,  because they are not included for purposes of this calculation.

         Default Voting.  Where  stockholders have  appropriately  specified how their proxies are to be voted, they will be voted accordingly.  If a stockholder properly  executes  and returns  the  accompanying  form of proxy,  but does not indicate any voting  instructions,  such  stockholder's  shares will be voted as follows:

         (i)      FOR the election of each nominee  listed under Proposal I as a director of the Company;

         (ii)     FOR the  ratification  of the  appointment  of BKD, LLP as the
                  Company's  independent  public accountants for the 2004 fiscal year; and

         (iii)    at the  discretion  of the proxy  holders on any other  matter that may properly  come before the meeting or any  adjournment thereof.

         If any other matter or business is brought  before the Annual  Meeting, the  proxy  holders  may vote the  proxies  in their  discretion.  The  Board of
Directors does not currently know of any such other matter or business.

                                      -2-

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Number of Directors

         The Bylaws of the Company  provide that the number of directors  may be determined  from time to time by the Board of Directors.  The current  number of members of the Board of Directors is seven;  however, the Executive Committee of the Board of Directors  has approved the reduction of the number of Directors to six,  effective as of the date of the Annual Meeting.  In the event any director nominee  should be  unavailable  to stand for election at the time of the Annual
Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.  Management  knows of no reason why any director  nominee would be unable to serve.

Nominees

          At the Annual  Meeting,  the holders of Common  Stock as of the Record
Date will consider the nominees and elect all six members of the Company's Board of Directors.  The Board of Directors has nominated John E. Bagalay,  Jr., Kevin
Bohren, Timothy M. Dorgan, Fabian Garcia, James K. Parsons and J. Michael Sandel
for reelection as directors of the Company.  The nominees are currently  serving as directors  of the  Company,  and if they are  reelected,  the  nominees  will continue to serve until their terms expire upon the  election and  qualification of their successors,  or the earlier  retirement,  resignation or removal of any such nominee. Should any nominee become unable or unwilling to accept nomination or  election,  the proxy  holders may vote the  proxies for the  election in his stead of any other  person the Board of  Directors  may  recommend.  Each of the nominees has indicated  their  willingness  to serve the full term.  Information with respect to each of the nominees is provided below.

The Board of Directors  recommends that you vote FOR the election of each of the following nominees as directors of the Company.

JOHN E. BAGALAY,  JR., PhD. Dr.  Bagalay was appointed a director of the Company on December 12, 2002,  by the unanimous  vote of our Board of Directors.  He was appointed  to the Audit  Committee  at the same time and has been elected as its
Chairman.  Dr. Bagalay also serves as a member of the Executive  Committee.  Dr.
Bagalay  has served as Senior  Advisor to the  Chancellor  of Boston  University
since  January  1998.  He is a director  and serves as Chairman of Wave  Systems
Corp. Dr. Bagalay also served as Chief Operating Officer of Eurus  Technologies,
Inc.  from January 1999 to December  1999 and Chief  Financial  Officer of Eurus
International,  Limited  (formerly  known as Eurus  Technologies,  Inc.,)  since
January 1999. He served as the  President  and CEO of Cytogen  Corporation  from
January 1998 to September 1998 and Chief Financial  Officer from October 1997 to
September 1998.  Prior to that time, he served as Managing  Director,  Community
Technology  Fund,  the  venture  capital  affiliate  of Boston  University  from
September 1989 to December  1997,  and was the former  General  Counsel of Lower
Colorado  River  Authority,  Texas Commerce  Bancshares,  Inc. and Houston First
Financial  Group.  Dr.  Bagalay  currently  serves as a director of Wave Systems
Corp.,  Cytogen Corporation,  and several privately held companies.  Dr. Bagalay holds a B.A. in Politics,  Philosophy  and  Economics,  and a Ph.D. in Political
Philosophy from Yale University, and a J.D. from the University of Texas.

KEVIN BOHREN. Mr. Bohren was elected a director of the Company on June 29, 2001, and was appointed as the Chairman of the Board on August 25, 2003, following the resignation of Mr. Baker as Chairman of the Board, President and Chief Executive
Officer.  Mr.  Bohren  serves as Chairman of the  Executive  Committee  and as a member of the Audit Committee and the Compensation Committee. Mr. Bohren is also
Chairman of the Board of Bigtick Financial Services,  Inc., a financial services start-up  company in Chicago,  Illinois.  Prior to his involvement with Bigtick,
Mr. Bohren served as Vice President,  Business  Development  and  Communications
with RLX  Technologies.  From January 1997 to October 1998, Mr. Bohren served as
President and Chief Executive Officer of Traveling Software Company.  Mr. Bohren
worked with Compaq  Computer Corp.  for 14 years until January 1997,  serving in
various  capacities   including  Vice  President  and  General  Manager  of  the
Commercial Desktop Division, Vice President for Consumer Product Marketing,  and
Vice President for Systems Marketing.  While there, he successfully launched the
Presario(TM),  Compaq's  first  consumer  desktop  brand.  Mr.  Bohren  earned a
Bachelor of Arts degree from the University of Minnesota.

                                      -3-

TIMOTHY M. DORGAN.  Mr. Dorgan was elected a director of the Company on June 29,
2001. Mr. Dorgan serves on the Audit Committee and the  Compensation  Committee.
Since  January 2003,  Mr.  Dorgan has served as General  Manager of J. Brown and
Associates, the Specialty Marketing Division of Grey Advertising. From May 2000,
Mr. Dorgan has served as President of TMD  Consulting,  a firm  specializing  in
e-commerce and nurturing emerging, new economy businesses.  From May 1999 to May
2000,  Mr. Dorgan served as Senior Vice  President  e-commerce of Follett Higher
Education Group, a privately-held  company whose core business is the management of 630 college  bookstores.  From January 1995 to May 1999, Mr. Dorgan served as
Executive Vice President  Product  Management and Marketing of Peapod,  Inc., an
online grocery shopping and delivery service company.  Mr. Dorgan also served as
President of Ketchum Advertising - Chicago, a worldwide marketing services firm, and President of Noble & Associates - Chicago,  an integrated  marketing service company  that  focused on the food  category.  Mr.  Dorgan  earned a Bachelor of
Science degree from the University of Illinois.

FABIAN  GARCIA.  Mr.  Garcia was  elected a director  of the Company on June 29,
2001.  Mr. Garcia serves on the  Compensation  Committee and was a member of the
Audit Committee during the beginning of fiscal 2003, from July 1, 2002 until his resignation  in December 2002.  From August 2003 to the present,  Mr. Garcia has served as President,  Asia-Pacific Division of Colgate - Palmolive Company. From
April 2002 to August 2003, Mr. Garcia served as Sr. Vice President International for  The  Timberland  Co.,  where  he  was  charged  with  growing  Timberland's international  brand.  From August 1996 to December  2001,  Mr. Garcia served as
President of Chanel Asia Pacific,  managing the most important sources of income for the high-end  French brand.  Mr. Garcia managed the total Chanel business in
Asia Pacific,  including high end fashion, fine jewelry and watches,  fragrances and  cosmetics.  From  January  1994 to May  1996,  Mr.  Garcia  served  as Vice
President and General Manager of Max Factor-Japan.  From 1989 to 1994, he served as Managing Director for Procter & Gamble in Venezuela. Mr. Garcia completed his chemical engineering studies in Venezuela.

JAMES K.  PARSONS.  Mr.  Parsons  was  appointed  by the Board of  Directors  as
President  and Chief  Executive  Officer  on August 25,  2003,  to serve in that capacity  until the Board of  Directors  appoints a  permanent  Chief  Executive
Officer to replace Mr. Baker, who resigned on that date. Mr. Parsons also serves as a member of the Executive Committee.  He has served as director and Executive
Vice  President  of the Company  since June 29,  2001.  Mr.  Parsons  co-founded
decorize.com.  From 1983 to the present,  Mr. Parsons has served as President of
GuildMaster,  which he founded  and  co-owned,  and which is now a  wholly-owned subsidiary of the Company. GuildMaster has been recognized as a design leader in the industry and has created such  successful  brands as the Arnold  Palmer Home
Collection,  Tin Revival and  America  Country  West.  Previously,  Mr.  Parsons
founded  and  owned a  collection  of  home  furnishings-related  businesses  in
Springfield,  Missouri and a design studio in Kansas City, Missouri. Mr. Parsons graduated from Evangel University with a Bachelor of Science degree.

J. MICHAEL SANDEL.  Mr. Sandel was appointed as Vice President and a director of the Company as of July 31, 2001 in conjunction with the Company's acquisition of
Faith Walk Designs,  Inc., of which he was a co-owner.  Mr. Sandel and his wife,
Kitty  Sandel,   founded  Faith  Walk  Designs  in  1985  to  focus  on  upscale hand-painted  furniture.  In 1997, the Sandels opened a retail outlet related to
Faith Walk Designs  under the name Odds & Ends,  L.P.,  the assets of which were contributed  to Faith Walk in July 2001. Mr. Sandel studied for two years at the
University of Houston working toward an arts degree. Subsequently,  as an artist and  designer,  he opened  and  operated  a retail  store  focused on the floral category of furnishings  which was owned by the Sandels for  approximately  five years and operated under the name of Golden Mushroom.

         None of the nominees  have any family  relationship  with each other or any officer or director of the Company.  None of the nominees hold directorships in other  reporting  companies.  None of the  nominees  are being  proposed  for election pursuant to any arrangement of understanding  between such nominees and any other  person,  except  only the  directors  and  executive  officers of the
Company acting solely as such.

Board of Directors; Committees

         The  Board  of  Directors  has  the   responsibility  for  establishing
corporate policies and for the overall performance of the Company.  The Board of
Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval.  The Board of Directors  will hold its annual  meeting on November  17,  2003,  immediately following the Annual  Meeting.  It also holds special  meetings as required from time to time  when  important  matters  arise  requiring  Board  action  between scheduled meetings.

                                      -4-

          The  Board of  Directors  has  established  an Audit  Committee  and a
Compensation Committee to devote attention to specific subjects and to assist it in the discharge of its  responsibilities.  A description  of the committees and their  functions,  their current members and the number of meetings held by them during the last fiscal year are described below.

Audit Committee

          In fiscal year 2003,  John E. Bagalay,  Jr., PhD.,  Kevin Bohren,  and
Timothy M. Dorgan were members of the Audit  Committee.  Mr. Garcia was a member of the Audit  Committee until Dr. Bagalay joined the Audit Committee in December
2002, at which time Mr. Garcia  resigned.  Dr. Bagalay served as the Chairman of the Audit  Committee.  The Board of Directors has determined that Dr. Bagalay is both independent and an audit committee  financial  expert, as determined by SEC guidelines.  The members of the Audit  Committee  met five times during the last fiscal year. The Board of Directors adopted a charter for the Audit Committee on
January 7, 2002,  which is  attached as an exhibit to the  Company's  2002 Proxy
Statement  filed with the SEC on November 4, 2002.  The  functions  of the Audit
Committee include the following:

     o    recommending annually to the Board of Directors the appointment of the independent public accountants of the Company;
     o    reviewing the scope of the prospective  annual audit and reviewing the results thereof with the independent public accountants;
     o    determining the independence of the independent public accountants;
     o    making  inquiries  with respect to the  appropriateness  of accounting principles followed by the Company; and
     o    receiving and reviewing  reports from Company  management  relating to the  Company's  financial  reporting  process,  the  adequacy  of  the
          Company's  system of  internal  controls,  and  legal  and  regulatory matters  that may have a material  impact on the  Company's  financial statements and compliance policies.

         During fiscal year 2003, all of the members of the Audit Committee were considered  to be  "independent"  within  the  meaning  of  the  AMEX's  listing standards.

         The  Company's  Audit  Committee  for fiscal year 2003 has reviewed and discussed the audited  financial  statements for that year with management.  The
Audit  Committee  discussed  with  management  the  matters  set forth in SAS 61
(Codification  of  Statements  on Auditing  Standards,  AU Section  380),  which include, among other things:

     o    methods used to account for significant unusual transactions;
     o    the effect of  significant  accounting  policies in  controversial  or emerging areas for which there is a lack of authoritative  guidance or consensus;
     o    the process used by management in formulating  particularly  sensitive accounting  estimates  and the  basis  for the  auditor's  conclusions regarding the reasonableness of those estimates; and
     o    disagreements  with  management  over the  application  of  accounting principles,  the basis for management's accounting estimates,  and the disclosures in the financial statements.

Compensation Committee

          For fiscal year 2003, the Compensation  Committee consisted of Timothy
M. Dorgan,  Fabian  Garcia and Kevin Bohren.  The functions of the  Compensation
Committee include the following:

     o    reviewing and approving  annual salaries and bonuses for all executive officers;

     o    reviewing,  approving and  recommending  to the Board of Directors the terms and conditions of all employee benefits or changes thereto; and

     o    managing and  administering  the Company's  1999 Stock Option Plan, as amended, for the benefit of certain officers, directors, employees and advisors of the Company.

                                      -5-

         The  Compensation  Committee  is  authorized,  among other  powers,  to determine  from time to time the  individuals  to whom options shall be granted, the  number of shares to be  covered  by each  option and the terms on which the options were granted  pursuant to the 1999 Stock Option Plan.  The  Compensation
Committee  did not  meet  during  the last  fiscal  year,  so the full  Board of
Directors  discussed and was responsible  for all decisions  relating to general corporate  compensation,  senior  executives'  compensation  and incentive sales compensation.

Nominating Committee

         The  Company  does  not  have a  nominating  committee.  The  Board  of
Directors  as a whole  performs  the  functions  customarily  attributable  to a nominating  committee;  however,  for so  long  as the  Executive  Committee  is convened,  the  Executive  Committee  will  perform  the  functions  customarily attributable to a nominating committee, including the nomination of directors.

Executive Committee

          The Company did not have an Executive  Committee  during  fiscal 2003.
However,  following Mr. Baker's  resignation as CEO in August 2003, the Board of
Directors formed an Executive Committee  consisting of Mr. Bohren, who serves as chairman,  Dr. Bagalay, and Mr. Parsons.  The Executive  Committee,  at any time that the Board of Directors is not in session,  has all the powers and authority of the Board of  Directors,  except that it does not have the  authority  to (i)
amend the Company's  Certificate of  Incorporation,  (ii) fix the  designations, rights or preferences  of any shares of capital stock,  (iii) adopt an agreement of merger or  consolidation  under  Sections 251 or 252 of the Delaware  General
Corporation Law, (iv) to recommend to the stockholders a sale, lease or exchange of all the  assets of the  Company,  or (v) to amend the  Bylaws of the  Company.

Attendance and Compensation

         The Board of  Directors  met three  times  during the 2003  fiscal year
(including regularly scheduled and special meetings). All directors attended all of the  meetings  of the  Board  of  Directors  and its  committees  that he was required to attend,  except  that Mr.  Garcia was absent from one meeting of the
Board of  Directors  and did not attend the two Audit  Committee  meetings  that occurred  during  his  tenure  as a member  of the  Audit  Committee,  and thus, attended less than 75% of those meetings during fiscal 2003.

         Each  non-employee  director of the Company  receives  reimbursement of reasonable  expenses  for each meeting of the Board of  Directors  attended.  In
December  2002,  we issued 4,348 shares to Dr.  Bagalay as partial  compensation upon his  appointment  as director of the  Company.  In  addition,  Dr.  Bagalay receives $1,000 for each meeting of the Board of Directors that he attends.  Dr.
Bagalay  does not receive any  additional  compensation  for his  attendance  at meetings of the Audit Committee and the Executive Committee.

         In fiscal 2003,  directors who served as members of the Audit Committee and the Compensation Committee also received stock options for their services as committee  members,  as described in the chart below,  under the Company's  1999
Stock Option Plan.

                           No. of
                           Options
           Name            Granted  Exercise Price    Date of Grant   Expiration Date
                           -------  --------------    -------------   ---------------
   John E. Bagalay, Jr.      n/a          n/a              n/a              n/a

    Timothy M. Dorgan      20,000        $2.40          7/26/02         7/25/06 (1)

    Timothy M. Dorgan      10,000        $2.60         11/21/01         6/29/04 (2)

      Fabian Garcia        20,000        $2.40          7/26/02         7/25/06 (1)

      Fabian Garcia        10,000        $2.60         11/21/01         6/29/04 (2)

                                      -6-

      Fabian Garcia        20,000        $3.95          5/01/02         4/30/05 (3)

       Kevin Bohren        20,000        $2.40          7/26/02         7/25/06 (1)

       Kevin Bohren        10,000        $2.60         11/21/02         6/29/04 (2)

     (1)  Options granted on July 26, 2002 vested on July 25, 2003.
     (2)  Options granted on November 21, 2001 vested June 30, 2002.
     (3)  Options granted on May 1, 2002 vested immediately upon grant.

                                      -7-

Management

         The executive officers and directors of the Company are as follows:

Name                          Age      Position
----                          ---      --------

John E. Bagalay, Jr.          69       Director
Jon T. Baker                  51       Director
James K. Parsons              54       Director, President and CEO
Timothy M. Dorgan             50       Director
Fabian Garcia                 43       Director
Kevin Bohren                  45       Chairman of the Board
J. Michael Sandel             52       Director and Vice President
Alex Budzinsky                60       Executive Vice President and CFO
Brent Olson                   34       Vice President - Finance and Treasurer
Gaylen Ball                   51       Secretary and Director of Human Resources

         Information  with respect to our executive  officers is provided below.
Information on James K. Parsons and Michael J. Sandel, who are directors as well as  executive  officers  of the  Company,  is  provided  on page 4 of this Proxy
Statement.

ALEX BUDZINSKY.  Mr. Budzinsky was appointed  Executive Vice President and Chief
Financial  Officer in January 2002.  From  September  through  December 2001, he taught finance at the University of San Diego.  From July 1998 to April 2001, he
was  Executive   Vice   President  and  Director  of  United   America   eHealth
Technologies,  Inc.,  a provider  of  healthcare  information  technology.  From
September 1996 to July 1998, Mr. Budzinsky served at various times as President,
Chairman,  CEO  and  Director  of  Archangel  Diamond  Corporation,   a  diamond
exploration  and mining  company  which  discovered  and was  developing a major diamond  deposit in Russia.  Mr.  Budzinsky  participated  as founder and senior manager in several other  venture  companies.  He  previously  spent 20 years in corporate  finance and investment  banking with Citibank,  Dean Witter,  Merrill
Lynch and others. Mr. Budzinsky  received his Master of Business  Administration degree  from the  University  of Chicago,  a Master of Arts degree from  Rutgers
University and a Bachelor of Arts degree from John Carroll University.

BRENT OLSON.  Mr. Olson was appointed Vice President of Finance and Treasurer of the Company on June 29, 2001. He also served as Chief  Financial  Officer of the
Company from June 2001 until January 2002.  Beginning in January 2001, Mr. Olson held similar  positions with Decorate,  Inc. During the period from October 1995 to January 2001, Mr. Olson worked for John Q. Hammons Hotels, Inc., an owner and operator of 53 hotel  properties  nationwide.  While there he served as Auditor,
Accountant  and  Corporate  Accounting  Manager.  Mr. Olson earned a Bachelor of
Science degree in Accounting from Southwest Missouri State University.

GAYLEN BALL.  Ms. Ball was appointed  Corporate  Secretary and Director of Human
Resources  of the Company on June 29,  2001 and she served as Office  Manager of
decorize.com  from its  inception.  From 1982 to March 2000, Ms. Ball worked for
Noble  Communications  Co. serving as Data  Processing  Manager for the research division, Director of MIS, and Director of Human Resources.

Each of the  Company's  principal  officers  is  elected  by, and serves at, the pleasure of the Board of Directors.

                                      -8-

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The  following  table,  and  the  accompanying  explanatory  footnotes, includes  annual  and  long-term  compensation  information  on  (i)  our  Chief
Executive Officer,  and (ii) three other executive officers and one employee who were the most  highly  compensated  officers  or  employees  of the  Company for services  rendered in all capacities  during the twelve month periods ended June
30, 2003, 2002 and 2001.

                                                                                                   Long Term
Name and                                         Annual Compensation                              Compensation
Principal Position                               -------------------                              ------------
------------------             Fiscal                                  Other Annual        Securities        All Other
                                Year         Salary        Bonus       Compensation        Underlying       Compensation
                               ------        ------        -----       ------------         Options         -------------
                                                                                            -------

Jon T. Baker                   2003      $159,765 (1)   $  10,000       $          -0-           -0-                 -0-
  Chairman, President          2002      $158,579 (1)   $  20,000       $          -0-           -0-                 -0-
  CEO and Director             2001      $133,879 (2)   $        -0-    $    22,570 (2)          -0-                 -0-

James K. Parsons               2003      $123,700 (3)  $        -0-     $          -0-           -0-                 -0-
Executive Vice President       2002      $ 88,462 (3)  $        -0-     $          -0-           -0-                 -0-
And Director                   2001      $ 75,000 (4)  $        -0-     $          -0-           -0-                 -0-

J. Michael Sandel              2003      $113,423 (5)   $        -0-    $          -0-           -0-                 -0-
Vice President and             2002      $107,800 (5)   $        -0-    $          -0-           -0-                 -0-
Director                       2001      $122,304 (6)   $        -0-    $          -0-           -0-                 -0-

Shane Mathews (7)              2003      $  70,000      $        -0-    $  105,373 (8)       15,000 (10)             -0-
Key Account Manager            2002      $  70,000      $        -0-    $   94,425 (9)       10,000 (11)             -0-
                               2001      $  46,231      $        -0-    $          -0-       39,941 (12)   $     5,000 (13)
                                                                                                                     -0-
Alex Budzinsky                 2003      $ 107,077      $      22,462   $          -0-       40,000 (14)             -0-
Executive Vice President       2002      $  40,615      $        -0-    $    2,478          100,000 (15)             -0-
and CFO                        2001      $        -0-   $        -0-    $          -0-             -0-               -0-

     (1)  Includes  $21,421  in  deferred  compensation  earned by Mr.  Baker in fiscal year 2002, to be paid in fiscal year 2003.

     (2)  Includes compensation paid by GuildMaster,  which was acquired on June
          18,  2001,  from  July 1,  1999 to  March 5,  2001 and by the  Company thereafter.

     (3)  Pursuant to his employment  agreement with the Company,  Mr.  Parson's annual  salary  is  $140,000.  Mr.  Parsons  has  opted to  forgo  the remaining salary owed to him under his employment agreement for fiscal year 2002 and 2003.

     (4)  Represents  compensation  paid by  GuildMaster,  which was acquired on
          June 18, 2001.

     (5)  Mr.  Sandel's  annual  salary is  $113,423,  although  his  employment agreement with the Company  provides for an annual salary of $110,000.
          Mr. Sandel was employed by the Company 11 months in fiscal year 2002.

     (6)  Represents  compensation  paid by Faith Walk  Designs,  Inc. and Odd &
          Ends, L.P., which were acquired on July 31, 2001.

     (7)  Mr. Matthews is not an executive officer of the Company;  however,  he is included in the table as a highly compensated  employee pursuant to
          SEC rules.

                                      -9-

     (8)  Represents sales commissions paid in fiscal year 2003.

     (9)  Represents sales commissions paid in fiscal year 2002.

     (10) The 15,000 shares are issuable  under stock options  granted under the
          1999 Stock Option Plan on July 26, 2002,  for an exercise  price equal to $2.40 per share.

     (11) The 10,000 shares are issuable  under stock options  granted under the
          1999 Stock Option Plan on October 8, 2001, for an exercise price equal to $2.65 per share.

     (12) The 39,941 shares are issuable  under stock options  granted under the
          1999 Stock Option Plan on June 29, 2001,  for an exercise  price equal to $1.13 per share.

     (13) Represents  the fair market value of the 14,520  shares of  restricted
          Common  Stock  issued in exchange  for the  decorize.com  equity units previously owned by Mr. Matthews, as of the exchange date.

     (14) The 40,000 shares are issuable  under stock options  granted under the
          1999 Stock Option Plan on July 26, 2002,  for an exercise  price equal to $2.40 per share.

     (15) The 100,000 shares are issuable under stock options  granted under the
          1999 Stock  Option Plan on January  16,  2002,  for an exercise  price equal to $2.70.

401(k) Plan

         Effective  July 1, 2002,  the Company  adopted a 401(k) Profit  Sharing
Plan that is qualified  under  Section  401(k) of the  Internal  Revenue Code of
1986,  as  amended.  The 401(k) plan is  available  to each  employee  who meets certain  eligibility  requirements.  Employees  may begin  participation  in the
401(k)  plan on the  first  day of every  month  any  time  after  one  month of
employment.   Participating   employees  may   contribute  a  portion  of  their
compensation not exceeding a limit set annually by the Internal Revenue Service.
The Company has made no contributions to the 401(k) plan and, at this time, does not intend to begin matching employee contributions to the 401(k) plan.

                                      -10-

Option Grants Table

         The following table sets forth certain  information with respect to the options  granted  during the fiscal year ended June 30, 2003,  to each  employee listed in the Summary Compensation Table set forth above.

                        Option Grants in Fiscal Year 2003

                                                          Percent of Total
                                                          Options Granted      Exercise or
                                           Number of      to Employees in     Base Price in
                                            Options         Fiscal Year        Dollars per      Expiration
       Name                               Granted (1)           (2)             Share (3)         Date
       ----                               -----------           ----            ----------      ----------

       Jon T. Baker (4)                       -0-               n/a                n/a             n/a

       James K. Parsons (4)                   -0-               n/a                n/a             n/a

       J. Michael Sandel (4)                  -0-               n/a                n/a             n/a

       Alex Budzinsky                        40,000            11.6%              $2.40          07/25/11

       Shane Matthews                        15,000             4.3%              $2.40          07/25/11

(1)  Options  vest over a two-year  period  from date of grant,  with  one-third vesting  immediately and the remainder  vesting at the rate of 50% per year.
(2) The  aggregate  number of options  granted in fiscal year 2002 was 454,700.
(3) Closing price of the Common Stock on AMEX at the date of grant.
(4) The Company has never granted any stock options to Jon T. Baker, James K. Parsons or J. Michael Sandel.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table sets forth certain  information with respect to the options owned by the employees named above during the year ended June 30, 2003:

                          Shares              Number of Unexercised Options   Value of Unexercised In-the-
                         Acquired                    at June 30, 2003                Money Options
                       on Exercise  Value                                         at June 30, 2003 (1)
Name                   -----------  Realized  Exercisable    Unercisable      Exercisable     Unexercisable
----                                --------  -----------    -----------      -----------     -------------
Jon T. Baker (2)           -0-       n/a          n/a              n/a            n/a             n/a
James K. Parsons (2)       -0-       n/a          n/a              n/a            n/a             n/a
J. Michael Sandel (2)      -0-       n/a          n/a              n/a            n/a             n/a
Alex Budzinsky             -0-       n/a        113,334           26,666          n/a             n/a
Shane Matthews             -0-       n/a         51,608           13,333        $61,509          $ -0-

     (1)  Based upon the closing  price of the Common  Stock on AMEX on June 30,
          2003, which was $1.54 per share, and the exercise price of the options
          (between $1.13 and $2.65 per share).
     (2)  The Company has never granted any stock options to Jon T. Baker, James
          K. Parsons or J. Michael Sandel.

Employment Agreements

          We have employment contracts with two of our executive officers: James
K. Parsons and J. Michael Sandel.  Mr. Baker's employment contact was superceded by the Separation  Agreement entered into by the Company and Mr. Baker following his resignation as President,  Chief Executive Officer and Chairman of the Board
in August 2003, following the end of our fiscal year 2003.

          Mr. Baker's  employment  contract,  dated June 15, 2001, had a term of three  years and a base  annual  salary of  $160,000.  The  contract  included a two-year  covenant-not-to-compete  in the event Mr. Baker voluntarily

                                      -11-

terminated  his  employment  with us. On August 25, 2003, Mr. Baker tendered his resignation  as Chairman of the Board,  President and Chief  Executive  Officer.
Subsequently,  the Company and Mr. Baker entered into a Separation Agreement and
Release to clarify their respective obligations following the termination of Mr.
Baker's employment. The Separation Agreement provides for the Company (i) to pay
Mr.  Baker  severance  in the  amount of  $36,000,  which  will be paid in equal installments on the Company's  regularly  scheduled paydays between September 1,
2003, and February 29, 2004;  (ii) to issue 65,000 shares of Common Stock to Mr.
Baker on March 1, 2004;  and (iii) to reimburse Mr. Baker's costs incurred under the  Consolidated  Omnibus Budget  Reconciliation  Act ("COBRA") to continue his health  insurance  coverage under the Company's health insurance plan during the period from September 1, 2003,  until December 31, 2004;  however,  any payments for his dependents will remain his own responsibility. The Company will also pay any interest due (calculated at 4% per year) on the Promissory Note entered into between  Mr.  Baker and the  Company on June 15,  2003,  as modified by the Note
Modification  Agreement  dated April 30, 2002, on July 31, 2004.  The Separation
Agreement also contains standard  confidentiality, non-hire and release language for the benefit of the Company.

         Mr. Parson's  employment  contract,  dated June 15, 2001, has a term of three years and a base annual  salary of  $140,000.  Bonuses,  if any, are to be paid at the sole discretion of our Board of Directors. The agreement contains an equity  compensation  provision  under which Mr. Parsons had the  opportunity to earn an equity  compensation  bonus at the second  anniversary  of the agreement based on the profitability of GuildMaster, but no equity compensation was earned prior to the expiration of that  provision of the  agreement.  The contract also includes a two-year covenant-not-to-compete in the event Mr. Parsons voluntarily terminates his employment with us.

         Mr. Sandel's  employment  contract,  dated July 31, 2001, has a term of four years and a base annual salary of $110,000. Bonuses, if any, are to be paid at the sole  discretion  of our Board of Directors.  The  agreement  contains an equity compensation  provision under which Mr. Sandel had an opportunity to earn an equity compensation bonus on the second anniversary of the agreement based on the profitability of Faith Walk Designs,  but no equity  compensation was earned prior to  expiration  of that  provision of the  agreement.  The  contract  also includes a two-year  covenant-not-to-compete in the event Mr. Sandel voluntarily terminates his employment with us.

Compliance With Section 16(a) of The Exchange Act

         Section  16(a) of the  Securities  Exchange  Act of 1934  requires  the
Company's  executive  officers and directors,  and persons who  beneficially own more than ten percent of the Common Stock, to file reports of ownership with the
SEC. Based upon a review of the copies of such reports furnished to the Company, the Company  believes that all Section 16(a) filing  requirements  applicable to its executive officers, directors and greater than ten percent beneficial owners were met during the fiscal year ended June 30, 2003.

Compensation Committee Interlocks And Insider Participation

         No  executive  officer  of  the  Company  served  as a  member  of  the
Compensation  Committee (or other board committee  performing  similar functions or, in the absence of any such  committee,  the entire  board of  directors)  of another corporation,  one of whose executive officers served on the Compensation
Committee.  No executive  officer of the Company served as a director of another corporation,  one  of  whose  executive  officers  served  on  the  Compensation
Committee.  No  executive  officer  of the  Company  served  as a member  of the
Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such  committee,  the entire  board of  directors)  of another corporation, one of whose executive officers served as a director of the
Company.

                                      -12-

Certain Relationships And Related Transactions

         On July 14, 1999,  Guidelocator.com,  Inc.,  our  predecessor  company, issued a  $10,000  promissory  note to Ruth E.  Shepley,  the sole  officer  and director of  Guidelocator at the time. The note carried an interest rate of 10%, was due on August 30, 2001,  and required  repayment upon a change of control of
Guidelocator. This note was subsequently repaid.

         In July 1999,  we issued  1,500,000  shares of our Common  Stock to Ms.
Shepley for services rendered which were valued at $1,500 in the aggregate.  Ms.
Shepley  returned  1,150,000  of these  shares to us  pursuant  to the merger of
Guidelocator  and  Decorate,  Inc. on June 29,  2001.  Prior to the merger,  our office was located in a building owned by Ms.  Shepley.  We did not pay rent for the office and did not enter into a lease for the office space.

         When  we  acquired  GuildMaster  in  June  2001,  all of the  stock  of
GuildMaster  was owned by James  Parsons,  our  President  and  Chief  Executive
Officer,  and Ellen  Parsons,  the wife of James  Parsons,  and by Jon Baker,  a director of the Company.  The purchase price for  GuildMaster  was $2.5 million, which we paid by issuing a $375,000  promissory note to Mr. Baker and by issuing
Common Stock worth  approximately  $2,125,000 to Mr. Baker, Mr. Parsons and Mrs.
Parsons. As part of the transaction,  we entered into employment agreements with
Mr. Baker and Mr.  Parsons.  We also assumed a $925,000 debt owed by GuildMaster to Mr. Parsons, by issuing a $925,000 promissory note. The notes are due in full on July 31, 2004 (pursuant to modifications made subsequent to the end of fiscal year 2002);  however,  the interest  payable on Mr. Baker's note will be paid on
December 31, 2004,  pursuant to the  Separation  Agreement  signed in connection with his  resignation  on August 25, 2003.  You can find  information  about the employment  agreements  and  Mr.  Baker's  Separation  Agreement  in  "Executive
Compensation" on page 11 of this Proxy Statement.

         We acquired Faith Walk in July 2001.  Prior to the  acquisition,  Faith
Walk was owned by J. Michael Sandel and his spouse. The purchase price for Faith
Walk was $1.0  million.  We paid  $284,000 of the  purchase  price in cash.  The remainder of the purchase price was paid by issuing a $216,000  promissory  note and Common Stock worth approximately  $510,000 to Mr. Sandel and his spouse. The note is due in full on July 31, 2004 (pursuant to modifications  made subsequent to the end of fiscal year 2002). As part of the transaction,  we entered into an employment  agreement  with Mr.  Sandel.  You can  find  information  about  Mr.
Sandel's  employment  agreement in "Executive  Compensation"  on page 12 of this
Proxy  Statement.  In October 2002,  Mr. Sandel repaid a note on behalf of Faith
Walk to Sterling Bank in the amount of $288,000. The Company subsequently issued a note in the same amount to Mr. Sandel.

         On August 4, 2001,  our Board of Directors  authorized  the issuance of two-year Common Stock purchase  warrants that were exercisable for up to 500,000 shares of our Common  Stock,  with the  issuance to be  effective as of June 30,
2001. The Company  ultimately issued warrants for an aggregate 470,000 shares to
11  former  holders  of  Class B  equity  units  in  decorize.com,  L.L.C.,  the predecessor to Decorize,  Inc.,  effective as of that June 30 date. The warrants were  exercisable  at an  exercise  price  equal to $2.00 per share  until  they expired  by their  terms on June 30,  2003.  Three of the  Company's  directors,
Fabian  Garcia,  Kevin  Bohren,  and Timothy  Dorgan were warrant  holders.  The warrants  were issued in exchange for the payment of $.10 per warrant  share and the waiver by such  holders of any claims  they may have  against the Company in
connection  with  the  conversion  of  decorize.com,   L.L.C.  into  a  Delaware
corporation.  The Company  received an  aggregate of $44,000 in exchange for the issuance of the warrants,  and waived the $3,000 payment for the 30,000 warrants issued to Fabian Garcia in consideration of his promise to exercise the warrants and  purchase  the  underlying  shares  within a shorter  time  period  than was provided under the warrants.  Mr. Garcia exercised his warrants in October 2001, and upon such  exercise  and the  payment  of the  $60,000  exercise  price,  he received 30,000 shares of the Company's  Common Stock. Mr. Bohren paid $7,000 in cash for warrants to purchase 70,000 shares of Common Stock, and Mr. Dorgan paid
$1,000 in cash for  warrants  to purchase  10,000  shares of Common  Stock.  The amount of the original investments made by Mr. Bohren, Mr. Dorgan and Mr. Garcia for the  Class  B  equity  units  that  were  exchanged  by  each  of  them  was approximately $225,000, $36,000 and $100,000, respectively. The warrants held by
Mr.  Dorgan and Mr. Bohen  expired by their terms on June 30, 2003 without being exercised.

         In  February  2002,  we  completed  a private  placement  financing  of
$525,000 of  restricted  securities  consisting of Common Stock and Common Stock warrants to four  accredited  investors,  including  NestUSA  and Quest  Capital
Alliance,  which was exempt from registration pursuant to Rule 506 of Regulation
D of the  Securities

                                      -13-

Act of 1933.  We sold the shares and warrants as units at a price  between $2.25 and $2.50 per unit,  with each unit  consisting of one share of our Common Stock and one  five-year  warrant to purchase  one share of our Common Stock for $4.00 per share.  The minimum  purchase was 20,000  units for  $50,000.  We provided a discount of $25,000 to Quest Capital Alliance, which purchased 100,000 units. On
February 28, 2002,  we closed the private  placement  subscriptions  for 220,000 units at a total selling price of $525,000.

         On February 26, 2002, we completed a private  placement  financing with
NestUSA of a  $750,000  Convertible  Term Note,  convertible  into  535,714  (as adjusted  from an initial  300,000  shares in accordance  with the  antidilution provisions of such instrument due to the private placement completed in November and December of 2002) shares of Common Stock, with 300,000 warrants  exercisable at $2.50 per share.  As amended,  the note is convertible  into shares of Common
Stock of the Company until December 31, 2003.  NestUSA has not indicated whether it will convert the note, in whole or in part, into shares of Common Stock.  The number of shares that may be issued upon conversion of the note depends upon if, and how much of the note, NestUSA decides to convert to Common Stock.  Effective as of January 31, 2003, the convertible term note was amended to restructure the payments of principal and interest due from the Company.  Beginning  January 31,
2003, we have made monthly payments of interest and principal on the note in the amount of $17,500 that will continue  until December 31, 2003, at which time the note will be reamortized and the monthly  installments  beginning on January 31,
2004,  will be  adjusted.  The  note is due in full on  December  31,  2004.  In connection with the  restructuring  of the Convertible Term Note, on January 31,
2003, we issued  warrants to NestUSA  exercisable  for 216,000  shares of Common
Stock at an exercise  price of $2.80 per share.  The  warrants  are  exercisable until December 31, 2005.

         On May 6, 2002, we closed a private  placement with Fabian Garcia,  one of our directors, in which he purchased 20,000 shares of Common Stock at a price of $2.50 per share and warrants to acquire an additional 20,000 shares of Common
Stock at an  initial  exercise  price of  $3.00  per  share.  The  warrants  are exercisable  until May 6, 2007.  The  purchase  price for the  Common  Stock and warrants was $50,000.

         In December 2002, we completed a private placement of 785,714 shares of
Common  Stock to five  accredited  investors  at a price of $1.40  per share and three-year  warrants to acquire an additional  785,714 shares of Common Stock at an initial exercise price of $2.80 per share, which had two separate closings on
November 19, 2002 and December 2, 2002.  The  purchasers  included Quest Capital
Alliance, Pequot Scout Fund, L.P., Pequot Navigator Offshore Fund, L.P., Gryphon
Master Fund, and Gary Stein Roth IRA. The aggregate purchase price of the Common
Stock and warrants was $1.1 million. As an expense of this private offering,  we issued an additional set of warrants for an aggregate 85,714 shares to employees of Stonegate Securities,  Inc., which acted as the placement agent on our behalf in such placements, with 42,857 shares exercisable at $1.40 per share and 42,857 shares  exercisable at $2.80 per share.  The Company also issued warrants to Mr.
Smith and Mr. Iler, who acted as financial  advisors with respect the placement, which were exercisable for 42,857 shares at $1.68 per share and 42,857 shares at
$3.36 per share. In addition to those warrants, the Company issued an additional
17,857  shares of Common Stock to Stonegate as a portion of its  placement  fee.
The  private  placement  shares  (including  shares  that may be issued upon any exercise of warrants) are being registered for resale by the purchasers pursuant to a registration statement.

                                      -14-

                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The  Board of  Directors,  acting  upon the  recommendation  of the Audit
Committee,  has  appointed  the firm of BKD,  LLP as the  Company's  independent public  accountants for fiscal year 2003-4.  Although action by the stockholders in this matter is not required,  the Board  believes that it is  appropriate  to seek stockholder  ratification of this appointment in light of the critical role played by independent  public  accountants  in maintaining  the integrity of the
Company  financial  controls  and  reporting.  Representatives  of BKD,  LLP are expected to attend the Annual  Meeting and to make a statement if they desire to do so, and will respond to appropriate questions from stockholders.

       If the  appointment  of  BKD,  LLP as the  Company's  independent  public accountants is not ratified at the Annual  Meeting,  the Board of Directors will consider the appointment of other independent public  accountants.  The Board of
Directors may terminate the appointment of BKD, LLP as the Company's independent public accountants without stockholder  approval whenever the Board of Directors deems such termination necessary or appropriate.

       The  following  proposal  will be  presented  at the  Annual  Meeting  by direction of the Board of Directors:

              RESOLVED,  That action by the Board of Directors  appointing  BKD,
              LLP as the Company's independent public accountants to conduct the annual audit of the  financial  statements  of the Company for the fiscal year ended June 30, 2004, is hereby ratified, confirmed and approved.

The Board of Directors recommends that you vote FOR the ratification of BKD, LLP as the Company's independent public accountants.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

         On April  12,  2002,  the  Company  dismissed  its  independent  public accountants,  Kirkpatrick, Phillips & Miller, CPA's, P.C. The decision to change accountants  was recommended and approved by the Company's Board of Directors on that  same  date.  From  July  31,  2001,  the date of our  former  accountants'
engagement,  until April 12, 2002, there were no disagreements with Kirkpatrick,
Phillips  & Miller,  CPA's,  P.C.  on any  matter  of  accounting  principle  or practice,  financial statement disclosure or auditing scope of procedure,  which disagreements,  if not resolved to their  satisfaction would have caused them to make  reference in connection  with their  opinion to the subject  matter of the disagreement. None of the former accountants' reports on the Company's financial statements  for the period of their  engagement  with the Company  contained  an adverse opinion or disclaimer of opinion or  qualification or modification as to uncertainty, audit scope or accounting principles.

         The  letter  from the  former  accountants  to the  office of the Chief
Accountant  of the SEC  stating  that  they  are in  agreement  with  the  above statements is attached to the Company's Form 8-K/A filed with the SEC on May 28,
2002.

         Effective April 12, 2002, the Company engaged Ernst & Young LLP, as its independent public accountants.  During the two most recent fiscal years and the period of January 1, 2002  through  April 12,  2002,  neither the  Company,  nor anyone on behalf  of the  Company,  consulted  Ernst & Young LLP  regarding  the
application  of  accounting  principles  to  a  specified  transaction,   either
completed  or proposed;  or the type of audit  opinion that might be rendered on the  Company's  financial  statements,  or any matter  that was the subject of a disagreement  or a  reportable  event;  and such  matters  were not an important factor in  reaching  a  decision  to engage  Ernst & Young LLP as the  Company's independent public accountants.

         On  January 3, 2003,  the  Company  dismissed  its  independent  public accountants,  Ernst  &  Young  LLP.  The  decision  to  change  accountants  was recommended and approved by our board of directors on that same date,  following the  recommendation  of the Company's Audit Committee.  From April 12, 2002, the
date of our former accountants' engagement, until January 3, 2003, there were no disagreements  with Ernst & Young LLP on any

                                      -15-

matter of accounting  principle or practice,  financial statement  disclosure or auditing  scope of  procedure,  which  disagreements,  if not  resolved to their satisfaction  would have caused them to make reference in connection  with their opinion  to  the  subject  matter  of  the  disagreement.  None  of  the  former accountants'  reports on the Company's  financial  statements  for the period of their engagement with the Company  contained an adverse opinion or disclaimer of opinion or  qualification  or  modification  as to  uncertainty,  audit scope or accounting principles.

         The  letter  from the  former  accountants  to the  office of the Chief
Accountant  of the SEC  stating  that  they  are in  agreement  with  the  above statements is attached to the  Company's  Form 8-K filed with the SEC on January
6, 2003.

         Effective  January  6, 2003,  the  Company  engaged  BKD,  LLP,  as its independent public accountants.  During the two most recent twelve month periods ending June 30,  2002 and June 30,  2001 and the period of July 1, 2002  through
January 3,  2003,  neither  the  Company,  nor anyone on behalf of the  Company, consulted  BKD, LLP regarding  the  application  of  accounting  principles to a specified  transaction,  either  completed  or  proposed,  or the  type of audit opinion that might be rendered on our financial  statements,  or any matter that was the subject of a disagreement or a reportable  event;  and such matters were not an important  factor in reaching a decision to engage BKD as our independent public  accountants.  The Company  instructed  BKD,  LLP to audit its  financial statements  for the year ended June 30,  2002,  in  addition to  completing  its normal year end audit of its fiscal 2003 financials.

Independence of Auditors

         The Audit Committee has received the written disclosures and the letter from  BKD,  LLP,  required  by  Independence  Standards  Board  Standard  No. 1,
Independence Discussions with Audit Committees,  and has discussed with BKD, LLP the  issue of its  independence  from the  Company.  Based on its  review of the audited financial  statements and the various discussions noted above, the Audit
Committee  recommended  to the Board of  Directors  that the  audited  financial statements  be included in the  Company's  Annual  Report on Form 10-KSB for the
fiscal year ended June 30, 2003.

Audit Fees

         The  aggregate  fees billed during the year ended June 30, 2003 by BKD,
LLP for  professional  services  rendered in  connection  with the audits of the
Company's June 30, 2003 and 2002 consolidated  financial statements were $6,755.
Ernst & Young, LLP billed the Company $107,965 in connection with their audit of the June 30, 2002  financial  statements  during 2003,  and $15,959 during 2002.
Kirkpatrick,  Phillips & Miller P.C.  billed the Company  $5,090 during 2003 and
$36,970 during 2002 for professional  services rendered in connection with their audit of the Company's financial statements as of June 30, 2001.

          Fees billed by BKD, LLP for reviews of the Company's interim financial statements for inclusion  with  quarterly  reports of Form 10QSB  totaled $7,000 during 2003.  Ernst &  Young, LLP billed the Company $15,700 during 2003 for
their  review  of  interim  financial  statements  included  with  Form   10QSB.
Kirkpatrick,  Phillips &  Miller P.C.  billed the Company $1,555 during 2003 and $15,715  during  2002 for  reviews  relating  interim  financial  statements included in quarterly reports of Form 10QSB.

         For   professional   services   rendered  in  connection  with  various
registration  statements,  the Company  incurred  fees during 2003 from BKD, LLP totaling  $38,765,  Ernst & Young,  LLP billed fees of $46,300 and  Kirkpatrick,
Phillips & Miller P.C. charged $23,290. No registration-related  accounting fees were recorded for 2002.

Audit-Related Fees

During the fiscal  year-ended June 30, 2003, the Company  incurred  professional fees for other  audit-related  assurance services from BKD, LLP totaling $2,155.
No such fees were recorded in 2002.

Tax Fees

Fees billed by BKD, LLP for  professional  services  rendered in connection with tax  compliance,  tax advice and tax

                                      -16-

planning  were $23,485 for the fiscal year ended June 30,  2003.  Ernst & Young,
LLP billed the Company  $4,585 for such services  during 2003.  For 2002,  total tax-related fees paid to Kirkpatrick, Phillips and Miller P.C., were $8,830.

Financial Information System Design and Implementation Fees

         No fees were  billed to the Company by BKD,  LLP or Ernst & Young,  LLP for finical information design and implementation fees for the fiscal year ended
June 30, 2003.

All Other Fees

         The Company did not pay for any other professional  accounting services during the fiscal year ended June 30, 2003.  During 2002, the Company was billed
$3,945 for general financial consulting by Kirkpatrick, Phillips & Miller, P.C.

         The audit  committee  approves  all  audit,  tax and  other  consulting services  to be  rendered  by  outside  accountants  prior  to  the  work  being performed, and evaluates the impact that provision of such services has upon the independence of the Company's auditors.

                                      -17-

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain  information  regarding  beneficial ownership of the Common Stock as of October 19, 2003,  by (i) all persons  known by the  Company  to be the  owner of record  or  beneficially  of more than five percent of the  outstanding  Common  Stock,  (ii) each  director of the Company,
(iii) each executive  officer of the Company listed in the Summary  Compensation
Table set forth under the caption  "Executive  Compensation",  on page 9 of this
Proxy  Statement,  and (iv) all  directors  and  executive  officers as a group.
Except  pursuant to applicable  community  property laws and except as otherwise indicated,  each  stockholder  identified in the table possesses sole voting and investment power with respect to his shares.

                 Name                 Shares Beneficially Owned(1) of Shares (2)
                 ----                 ---------------------------- -------------

NestUSA, Inc.                                        1,211,714 (3)          9.8%
1800 Bering Drive, Suite 755
Houston, TX  77057
---------------------------------------------------------------------------------
Quest Capital Alliance                                 914,286 (4)          7.8%
3140 East Division
Springfield, MO  65802
---------------------------------------------------------------------------------
Jon T. Baker                                             2,330,741         20.7%
1938 E. Phelps
Springfield, MO 65802
---------------------------------------------------------------------------------
James K. Parsons                                         2,932,970         26.0%
1938 E. Phelps
Springfield, MO 85802
---------------------------------------------------------------------------------
Kevin Bohren                                           421,908 (5)          3.7%
P.O. Box 6632
Avon, CO 81620
---------------------------------------------------------------------------------
Timothy M. Dorgan                                       65,768 (6)          0.6%
350 May Avenue
Glen Ellyn, IL 60137
---------------------------------------------------------------------------------
Fabian Garcia                                          263,070 (7)          2.3%
8 A Camden Park
Singapore 299799
---------------------------------------------------------------------------------
J. Michael Sandel                                          161,443          1.4%
10825 Barley Lane, Suite D
Houston, TX 77070
---------------------------------------------------------------------------------
Shane Matthews                                          71,128 (8)          0.6%
1938 E. Phelps
Springfield, MO 65802
---------------------------------------------------------------------------------
John E. Bagalay, Jr., Ph.D.                                  4,348         0.03%
1938 E. Phelps
Springfield, MO  65802
---------------------------------------------------------------------------------
Alex Budzinsky                                         130,667 (9)          1.1%
1938 E. Phelps
Springfield, MO  65802
---------------------------------------------------------------------------------
All Executive Officers and                               6,416,354         54.9%
   Directors as a Group (9 persons)(10)
---------------------------------------------------------------------------------

----------------------------

(1)   Beneficial  ownership has been  determined  in accordance  with Rule 13d-3 under the Securities Exchange Act of 1934 and unless otherwise  indicated, represents  securities for which the beneficial  owner has sole voting and investment  power.  Any  securities  held in the name of, and  under,  the voting and  investment  authority of a spouse of an  executive  officer or director have been excluded.

                                      -18-

(2)   Reflects the number of shares  outstanding  on October 19, 2003,  and with respect to the percentage  calculated for each  individual  shareholder or group of  shareholders,  it is  assumed  that  such  shareholder  or group exercises all of the stock options owned by such  individual or group that are exercisable currently or within 60 days of such date.
(3)   Includes  80,000 shares  issuable upon exercise of warrants at an exercise price of $4.00 per  share,  535,714  shares (as  adjusted  from an initial
      300,000  shares in  accordance  with the  antidilution  provisions of such instrument due to the private placement completed in November and December of 2002)  issuable  upon  conversion  of a  convertible  term note, in the original principal amount of $750,000,  at a conversion price of $1.40 per share,  300,000  shares  issuable upon exercise of warrants at an exercise price of $1.50 per share,  and 216,000  shares  issuable  upon exercise of warrants at an exercise price of $2.80 per share.  Marwan M. Atalla is the
      President  of this  selling  stockholder  and has the  right  to  exercise control  over the voting  and  disposition  of the shares of Common  Stock owned by it.
(4)   Includes  100,000 shares issuable upon exercise of warrants at an exercise price of $4.00 per share and  357,143  shares  issuable  upon  exercise of warrants at an exercisable price of $2.80 per share.  Steven W. Fox is the general  manager of Quest Capital  Alliance and controls the right to vote and  disposition  of the  shares of Common  Stock  owned by Quest  Capital
      Alliance.
(5)   Includes 10,000 shares issuable upon the exercise of stock options granted under the Company's stock option plan, at an exercise price equal to $2.60 per share,  and  another  70,000  shares  issuable  under  warrants  at an exercise price of $2.00 per share.
(6)   Includes 10,000 shares issuable upon the exercise of stock options granted under the Company's stock option plan, at an exercise price equal to $2.60 per share.
(7)   Includes 10,000 shares issuable upon the exercise of stock options granted under the Company's stock option plan, at an exercise price equal to $2.60 per share,  20,000 shares  issuable  under  employee stock options with an exercise  price  equal to $3.95  per  share,  and  another  20,000  shares issuable  under  employee  stock  options with an exercise  price equal to
      $2.40 per share.  Also includes  20,000  shares  issuable upon exercise of warrants at an exercise price of $3.00 per share.
(8)   Includes 39,941 shares issuable upon the exercise of stock options granted under the Company's  1999 Stock Option Plan, at an exercise price equal to
      $1.13 per share,  and another 3,333 shares  issuable  under employee stock options with an exercise price equal to $2.65 per share.
(9)   Includes  100,000 shares  issuable upon exercise of stock options  granted under the Company's  1999 Stock Option Plan, at an exercise price equal to
      $2.70 per share,  and another 40,000 shares  issuable under employee stock options at an exercise price equal to $2.40 per share.
(10)  Includes all executive officers and directors  of the Company, as a group, as of October 19, 2003.

               PROPOSALS OF STOCKHOLDERS FOR PRESENTATION AT NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

      Any  stockholder of record of the Company who desires to submit a proposal for inclusion in the proxy materials  distributed by the Company relating to the next annual meeting of  stockholders,  must do so in writing in accordance  with the procedures set forth in Company's Bylaws. The notice must be received at the
Company's  principal  executive offices by June 25, 2004 in order to be included in the Company's proxy materials.

      For  business  to be  properly  brought  before  an  annual  meeting  by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company in accordance  with the procedures set forth in the
Company's Bylaws. To be timely, a stockholder's  notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not less than 60, nor more than 180, days prior to November 17, 2004.

      The notice must  contain,  as to each matter the  stockholder  proposes to bring before the annual meeting, (a) a brief description of the business desired to be brought  before  the Annual  Meeting,  (b) the name and  address,  as they appear on the Company's books, of the stockholder  proposing such proposal,  (c)
the class and number of shares of the Company that are beneficially owned by the stockholder,  and (d) any material interest of the stockholder in such business.
The proponent of any proposal  submitted  must be a record or  beneficial  owner entitled  to vote at the next  annual  meeting on his or her  proposal  and must continue to own the  security  entitling  him or her to vote through the date on which the  meeting is held.  In  addition,  if the  stockholder's  ownership  of shares, as set forth in the notice, is solely beneficial,  documentary  evidence of such ownership must accompany the notice.

                                      -19-

                          ANNUAL REPORT ON FORM 10-KSB

      The  Company's  Annual Report on Form 10-KSB has been  distributed  to all record  holders as of the record date.  The Annual  Report on Form 10-KSB is not incorporated  in this Proxy  Statement and is not to be considered a part of the soliciting material.

                                 OTHER BUSINESS

      Management of the Company is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters.  However,  if other  matters  properly come before the
Annual Meeting,  the individual named in the accompanying  proxy card shall vote on such matters in accordance with his best judgment.

                                      -20-

                             ADDITIONAL INFORMATION

      In  addition to the use of the mail,  the  Company may solicit  proxies by personal interview,  telephone or telegraph through its officers,  directors and other employees of the Company, who will not receive additional compensation for such  services.  The  Company  may  also  request  brokerage  houses,  nominees, custodians  and  fiduciaries  to forward  soliciting  material to the beneficial owners of stock held of record by them,  and will  reimburse  such  persons  for forwarding  such material at the rates suggested by the American Stock Exchange.
The Company will bear the cost of the  solicitation  of proxies.  Such costs are expected to be nominal.  Proxy  solicitation  will  commence with the mailing of this Proxy  Statement  and the  enclosed  form of proxy on or about  October 23,
2003.

                                  FORM OF PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                 MEETING OF THE STOCKHOLDERS OF DECORIZE, INC.
                         TO BE HELD NOVEMBER 17, 2003.

          The undersigned hereby acknowledges receipt of the Notice of the
Annual Meeting of Stockholders of Decorize, Inc. (the "Company") to be held on
November 17, 2003, at 8:00 a.m., local time, at The Hilton, Chicago O'Hare
International Airport, Suite 2048, Chicago, Illinois 60666 and the Proxy
Statement in connection therewith, and appoints James K. Parsons and Alex
Budzinsky, and each of them, as the lawful agents and proxies of the undersigned
(with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Decorize, Inc. held of record by the undersigned as of the close of business on October 20, 2003, at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

1.    ELECTION OF DIRECTORS.

      _____ FOR all nominees listed below (except as marked to the contrary below)

      _____ WITHHOLD authority to vote for all nominees listed below

          John E. Bagalay,  Jr., Ph.D., Kevin Bohren,  Timothy M. Dorgan, Fabian
Garcia, James K. Parsons and J. Michael Sandel

(INSTRUCTION: To withhold authority to vote for any nominee, write the nominees'
names on the space provided below.)
_______________________________________________

2.   PROPOSAL TO RATIFY THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT
     PUBLIC ACCOUNTANTS.

        FOR                         AGAINST                     ABSTAIN
        [ ]                           [ ]                          [ ]

3.   IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY MATTERS
     WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OR
     POSTPONEMENT THEREOF.

        FOR                         AGAINST                     ABSTAIN
        [ ]                           [ ]                          [ ]

      It is understood that when properly executed,  this Proxy will be voted in the manner directed herein by the  undersigned  stockholder.  WHERE NO CHOICE IS
SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED "FOR" THE NAMED PROPOSALS.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

      The undersigned  hereby revokes all previous proxies related to the shares covered  hereby and confirms all that said Proxy and his  substitutes  may do by virtue hereof.

                                       Please sign exactly as name(s) appears
                                       below. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by President
                                       or other authorized officer. If a
                                       partnership, please sign in partnership
                                       name by authorized person.

                                       Dated: ______________, 2003

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

[ ] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.